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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             PENSON WORLDWIDE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                            DELAWARE                                                          75-2896356
               ----------------------------------------                          ------------------------------------
               (State of incorporation or organization)                          (I.R.S. Employer Identification No.)

           1700 PACIFIC AVE., SUITE 1400, DALLAS, TEXAS                                           75201
           --------------------------------------------                                          --------
             (Address of principal executive offices)                                           (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                       Title of each class                                          Name of each exchange on which
                       to be so registered                                          each class is to be registered

                               N/A                                                                N/A
                       -------------------                                          ------------------------------


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form
relates:                                          333-45844

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 par value
                          -----------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock is set forth under the caption "Description of Capital Stock - Common Stock" contained in the prospectus filed with the Commission on September 15, 2000 as part of the Registrant's Registration Statement on Form S-1 (No. 333-45844) and all amendments thereto dated September 28, 2000, October 23, 2000 and December 1, 2000 (the "Registration Statement"), and is hereby incorporated by reference in answer to this item.

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ITEM 2.  EXHIBITS.

3.1      -- Form of Amended and Restated Certificate of Incorporation of Penson
            Worldwide, Inc. (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference)

3.1A     -- Correction to the Amended and Restated Certificate of Incorporation
            of Penson Worldwide, Inc. (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference)

3.2      -- Form of Amended and Restated Bylaws of Penson Worldwide, Inc. (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference)

4.1      -- Specimen certificate for shares of Common Stock (to be filed as
            Exhibit 4.1 to the Registration Statement and incorporated herein by reference)


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

    (Registrant)  PENSON WORLDWIDE, INC.
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           Date:  December 7, 2000

             By:  /s/ ROGER J. ENJEMOEN, JR.
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                  Roger J. Enjemoen, Jr.
                  Chairman